UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 25, 2006

Delta Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12109	11-33336165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1000 Woodbury Road, Suite 200, Woodbury, New York 11797-9003
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (516) 364-8500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in the Registrant’s Certifying Accountant.

On September 25, 2006, Delta Financial Corporation (the “Registrant”) engaged BDO Seidman, LLP (“BDO”) as its independent registered public accounting firm. The Registrant had previously announced the dismissal of KPMG LLP as its former independent registered public accounting firm on September 7, 2006. The decision to change accounting firms was made by the Audit Committee of the Board of Directors of the Registrant.

During the years ended December 31, 2005 and 2004, and the subsequent interim periods until the change, the Registrant did not consult with BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELTA FINANCIAL CORPORATION

Date: September 26, 2006	By:	/s/ Marc E. Miller

Name: Marc E. Miller Title: Senior Vice President and Secretary